SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                       THE SECURITIES EXCHANGE ACT OF 1934
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                        COMMISSION FILE NUMBER: 333-51628




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                           Health Sciences Group, INC.
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             (Exact Name of registrant as specified in its charter)


         Colorado                    91-2079221                       7375
----------------------------     ----------------------    ------------------------------
(State or other jurisdiction       (IRS Employer               (Primary Standard
 of incorporation)               Identification Number)    Industrial Classification Code)




                              Howard Hughes Center
                          6080 Center Drive, 6th Floor
                              Los Angeles, CA 90045
                                 (310) 242-6700
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                   (Address, including zip code, and telephone
             number, including area code, of registrant's principal
                               executive offices)




                              iGoHealthy.com, Inc.
                       11693 San Vicente Blvd., Suite 310
                              Los Angeles, CA 90049
                                 (253) 660-3085
          ------------------------------------------------------------
         (Former name and former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On September 4, 2001, shareholders of iGoHealthy.com, Inc., a Colorado corporation, (the "Registrant") approved a name change to Health Sciences Group, Inc. to better reflect the Registrant's new business strategy and growth plan. The name change became effective September 10, 2001 and, commencing on September 26, 2001, the Registrant's new ticker symbol on the OTC Bulletin Board will change to HESG. The Registrant's new address is Howard Hughes Center, 6080 Center Drive, 6th Floor, Los Angeles, California, 90045 and its new telephone number is (310) 242-6700.

         As part of its new business plan, the Registrant has initiated the process of acquiring a minority interest in Biofarm, S.A., a Romanian pharmaceutical company from International Pharmaceutical Group, LLC, a selling shareholder. The terms will be disclosed at the conclusion of the transaction, expected to be completed within 30 days.

         Established in 1924, Biofarm is a pharmaceutical company which manufactures pharmaceutical drugs produced from biologically active substances. The company currently manufactures 60 pharmaceutical products in compressed, molded and coated tablets, soft gelatinous capsules, powders and granules, injection solutions, sprays, external and internal use solutions, syrups, and eye drops. Biofarm has its operations in Bucharest, Romania.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      HEALTH SCIENCES GROUP, INC.

Dated:  September 25, 2001            By:  /s/ Farid E. Tannous
                                         --------------------------
                                        Farid E. Tannous
                                        Chief Executive Officer, President,
                                        Principal Financial Officer, Controller,
                                        and Director


Dated:  September 25, 2001            By:  /s/ Bill Glaser
                                         ---------------------------
                                        Bill Glaser
                                        Chief Operating Officer, Secretary,
                                        and Director